UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2011

ICONIX BRAND GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-10593	11-2481903
(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

(212) 730-0030
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Indenture and the Notes

On May 17, 2011, Iconix Brand Group, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) under which it agreed to sell to Barclays Capital Inc. (“Barclays”) and Goldman, Sachs & Co. (“Goldman Sachs”) (together, the “Initial Purchasers”), and the Initial Purchasers agreed to purchase from the Company, $275 million aggregate principal amount of the Company’s 2.50% Convertible Senior Subordinated Notes due 2016 (the “Notes”). The Purchase Agreement also granted to the Initial Purchasers an over-allotment option to purchase up to an additional $25 million aggregate principal amount of Notes.

The Initial Purchasers subsequently exercised their over-allotment option in full and the closing of the sale of $300 million aggregate principal amount of Notes occurred on May 23, 2011. The net proceeds from the offering, after deducting the Initial Purchasers’ discount but not the estimated offering expenses payable by the Company, were $292.5 million.

The Notes and the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issuable in certain circumstances upon conversion of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement. A copy of the form of Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference; the description of the Purchase Agreement in this report is a summary and is qualified in its entirety by the terms of the Purchase Agreement.

The Notes are governed by an indenture, dated as of May 23, 2011 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). A copy of the Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference; the description of the Indenture in this report is a summary and is qualified in its entirety by the terms of the Indenture.

The Notes will be convertible into cash and, if applicable, shares of Common Stock (or cash if the Company so elects) based on an initial conversion rate of 32.5169 shares of Common Stock, subject to customary adjustments, per $1,000 principal amount of Notes (which is equal to an initial conversion price of approximately $30.75 per share) only under the following circumstances: prior to February 29, 2016, (1) during any fiscal quarter (and only during such fiscal quarter) beginning after June 30, 2011, if the closing price of the Common Stock for at least 20 trading days in the 30 consecutive trading days ending on and including the last trading day of the immediately preceding fiscal quarter is more than 130% of the conversion price per share, which is $1,000 divided by the then applicable conversion rate; (2) during the five consecutive business day period immediately following any five consecutive trading day period in which the trading price per $1,000 principal amount of Notes for each day of that period was less than 98% of the product of the closing price of the Common Stock and the applicable conversion rate on each such trading day; (3) if specified distributions to holders of the Common Stock are made, as set forth in the Indenture; and (4) if a fundamental change or a make-whole fundamental change occurs, or if the Company engages in certain other corporate transactions. The Notes will also be convertible at the holder’s option at any time on or after March 1, 2016 prior to maturity of the Notes. Upon conversion, a holder will receive an amount in cash equal to the lesser of (a) the principal amount of the Note or (b) the conversion value, determined in the manner set forth in the Indenture. If the conversion value exceeds the principal amount of the Note on the conversion date, the Company will also deliver Common Stock (or cash if the Company so elects) for the conversion value in excess of $1,000.

The Notes will bear interest at a rate of 2.50% per year, payable semiannually in arrears in cash on June 1 and December 1 of each year, beginning on December 1, 2011.

In the event of a change of control or other fundamental change, the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any.  Holders of the Notes who convert their Notes in connection with a fundamental change or a make-whole fundamental change may be entitled to a make-whole premium in the form of an increase in the conversion rate.

The Notes rank junior in right of payment to all of the Company’s existing and future secured senior indebtedness, equal in right of payment to all of its existing and future unsecured senior indebtedness and senior in right of payment to all of its existing and future subordinated indebtedness. The Notes are also effectively subordinated in right of payment to the obligations of all of the Company’s subsidiaries, including both their secured and unsecured obligations.

Note Hedge and Warrant Arrangements

In connection with the sale of the Notes, the Company entered into a convertible note hedge with respect to its Common Stock with each of Barclays Bank PLC (“Barclays Bank”), through its agent Barclays, and Goldman Sachs (together with Barclays Bank, the “Counterparties”). Pursuant to the agreements governing these convertible note hedges dated May 17, 2011 and May 18, 2011 (the “Note Hedge Agreements”), the Company has purchased call options (the “Note Hedges”) from the Counterparties covering up to approximately $300 million aggregate principal amount of the Notes. These Note Hedges are designed to offset the Company’s exposure to potential dilution upon conversion of the Notes in the event that the market value per share of the Common Stock at the time of exercise is greater than the strike price of the Note Hedges (which strike price corresponds to the initial conversion price of the Notes, subject to certain customary adjustments). On May 23, 2011, the Company paid an aggregate amount of approximately $58.74 million of the proceeds from the sale of the Notes for the Note Hedges. Goldman Sachs’s performance under its Note Hedge Agreements with the Company is guaranteed by The Goldman Sachs Group, Inc.. Copies of the Note Hedge Agreements with Barclays Bank are attached hereto as Exhibit 10.2 and Exhibit 10.6, and copies of the Note Hedge Agreements with Goldman Sachs are attached hereto as Exhibit 10.3 and Exhibit 10.7. All Note Hedge Agreements are incorporated herein by reference; the description of the Note Hedge Agreements and the Note Hedges in this report is a summary and is qualified in its entirety by the terms of the Note Hedge Agreements.

The Company also entered into separate warrant transactions with each Counterparty whereby the Company, pursuant to the agreements governing these warrant transactions dated May 17, 2011 and May 18, 2011 (the “Warrant Agreements”), has sold to the Counterparties warrants (the “Warrants”) to acquire up to an aggregate of 9.76 million shares of Common Stock, at a strike price of $40.6175 per share of Common Stock. The Warrants will become exercisable on September 6, 2016 and will expire by the end of 2016. The Company received aggregate proceeds of approximately $28.8 million from the sale of the Warrants on May 23, 2011. Goldman Sachs’s performance under its Warrant Agreements with the Company is guaranteed by The Goldman Sachs Group, Inc.  Copies of the Warrant Agreements with Barclays Bank are attached hereto as Exhibit 10.4 and Exhibit 10.8, and copies of the Warrant Agreement with Goldman Sachs are attached hereto as Exhibit 10.5 and Exhibit 10.9.  All Warrant Agreements are incorporated herein by reference; the description of the Warrant Agreements and the Warrants in this report is a summary and is qualified in its entirety by the terms of the Warrant Agreements.

The convertible note hedge transactions and the warrant transactions are separate transactions, entered into by the Company with the Counterparties, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes. In addition, holders of the Notes will not have any rights with respect to the Note Hedges or the Warrants.

If the market value per share of the Common Stock at the time of conversion of the Notes is above the strike price of the Note Hedges, the Note Hedges entitle the Company to receive from the Counterparties net shares of Common Stock, cash or a combination of shares of Common Stock and cash, depending on the consideration paid on the underlying Notes, based on the excess of the then current market price of the Common Stock over the strike price of the Note Hedges. Additionally, if the market price of the Common Stock at the time of exercise of the Warrants exceeds the strike price of the Warrants, the Company will owe the Counterparties net shares of Common Stock or cash, not offset by the Note Hedges, in an amount based on the excess of the then current market price of the Common Stock over the strike price of the Warrants, which may have a dilutive effect on the Company’s Common Stock.

These transactions will generally have the effect of increasing the conversion price of the Notes to $40.6175 per share of Common Stock, representing a 75% percent premium based on the last reported sale price of $23.21 per share on May 17, 2011.

The Warrants and the underlying Common Stock issuable upon exercise of the Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Additional terms and conditions are contained in Items 2.03 and 3.02 and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

As disclosed in Item 1.01 above, on May 23, 2011, the Company issued $300 million aggregate principal amount of the Notes. The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Notes will bear interest at a rate of 2.50% per year, payable semiannually in arrears in cash on June 1 and December 1 of each year, beginning on December 1, 2011. The Notes will mature on June 1, 2016.

In the event of a fundamental change, the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any. Holders of the Notes who convert their Notes in connection with a fundamental change may be entitled to a make-whole premium in the form of an increase in the conversion rate, in each case, determined in the applicable manner set forth in the Indenture.

The Notes and the underlying Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Additional terms and conditions are contained in Items 1.01 and 3.02 and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The Company issued and sold to the Initial Purchasers $300.0 million aggregate principal amount of Notes on May 23, 2011 (after exercise by the Initial Purchasers of their over-allotment option). The net proceeds to the Company after deducting the Initial Purchasers’ discount but excluding estimated offering expenses are estimated to be approximately $292.5 million. The Initial Purchasers received an aggregate commission of $7.5 million in connection with the offering of the Notes.

The Company entered into Warrant Agreements with each of the Counterparties on May 17, 2011 and May 18, 2011, pursuant to which, in reliance on the exemption from registration provided by Section 4(2) of the Securities Act, the Company issued Warrants to the Counterparties to acquire in the aggregate up to the number of shares equal to the maximum number of shares of Common Stock which may be issued in connection with the conversion of the Notes, at a strike price of $40.6175 per share of Common Stock. The Company received aggregate proceeds of approximately $28.8 million from the sale of the Warrants on May 23, 2011.

None of the Notes, the Warrants, or the underlying Common Stock issuable upon conversion of the Notes or the Warrants has been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Additional information pertaining to the Notes and the Warrants is contained in Items 1.01 and 2.03 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

Exhibit 4.1	Indenture, dated May 23, 2011, between Iconix Brand Group, Inc. and The Bank of New York Mellon Trust, N.A.

Exhibit 4.2	Global Note

Exhibit 10.1	Purchase Agreement, dated May 17, 2011, among Iconix Brand Group, Inc., Barclays Capital Inc. and Goldman, Sachs & Co.

Exhibit 10.2	Confirmation of OTC Convertible Note Hedge, dated May 17, 2011, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC

Exhibit 10.3	Confirmation of OTC Convertible Note Hedge, dated May 17, 2011, between Iconix Brand Group, Inc. and Goldman, Sachs & Co.

Exhibit 10.4	Confirmation of OTC Warrant Transaction, dated May 17, 2011, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC

Exhibit 10.5	Confirmation of OTC Warrant Transaction, dated May 17, 2011, between Iconix Brand Group, Inc. and Goldman, Sachs & Co.

Exhibit 10.6	Confirmation of Additional OTC Convertible Note Hedge, dated May 18, 2011, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC

Exhibit 10.7	Confirmation of Additional OTC Convertible Note Hedge, dated May 18, 2011, between Iconix Brand Group, Inc. and Goldman, Sachs & Co.

Exhibit 10.8	Confirmation of Additional OTC Warrant Transaction, dated May 18, 2011, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC

Exhibit 10.9	Confirmation of Additional OTC Warrant Transaction, dated May 18, 2011, between Iconix Brand Group, Inc. and Goldman, Sachs & Co.

Exhibit 99.1	Press release issued by Iconix Brand Group, Inc., dated May 23, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC.
(Registrant)

Date: May 23, 2010	By:	/s/ Warren Clamen
	Name:	Warren Clamen
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 4.1	Indenture, dated May 23, 2011, between Iconix Brand Group, Inc. and The Bank of New York Mellon Trust, N.A.

Exhibit 4.2	Global Note

Exhibit 10.1	Purchase Agreement, dated May 17, 2011, among Iconix Brand Group, Inc., Barclays Capital Inc. and Goldman, Sachs & Co.

Exhibit 10.2	Confirmation of OTC Convertible Note Hedge, dated May 17, 2011, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC

Exhibit 10.3	Confirmation of OTC Convertible Note Hedge, dated May 17, 2011, between Iconix Brand Group, Inc. and Goldman, Sachs & Co.

Exhibit 10.4	Confirmation of OTC Warrant Transaction, dated May 17, 2011, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC

Exhibit 10.5	Confirmation of OTC Warrant Transaction, dated May 17, 2011, between Iconix Brand Group, Inc. and Goldman, Sachs & Co.

Exhibit 10.6	Confirmation of Additional OTC Convertible Note Hedge, dated May 18, 2011, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC

Exhibit 10.7	Confirmation of Additional OTC Convertible Note Hedge, dated May 18, 2011, between Iconix Brand Group, Inc. and Goldman, Sachs & Co.

Exhibit 10.8	Confirmation of Additional OTC Warrant Transaction, dated May 18, 2011, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC

Exhibit 10.9	Confirmation of Additional OTC Warrant Transaction, dated May 18, 2011, between Iconix Brand Group, Inc. and Goldman, Sachs & Co.

Exhibit 99.1	Press release issued by Iconix Brand Group, Inc., dated May 23, 2011.